Exhibit 32.5

Statement

Pursuant to §906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, the undersigned officer of WTA Inc. (the “Company”), hereby certifies that to his knowledge:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended April 4, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

WTA INC.

Dated: May 17, 2004		/s/ DALE E. PARKER

	Name:	Dale E. Parker
	Title:	President (Principal Executive Officer and Principal Financial Officer)

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.

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